Exhibit 24.1
                                POWER OF ATTORNEY
                                       FOR
                            WHEN INC. 1998 STOCK PLAN

         I, STEPHEN M. CASE, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the When Inc. 1998 Stock Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of April, 1999.


                                                     /s/STEPHEN M. CASE
                                                     Signature

                                POWER OF ATTORNEY
                                       FOR
                            WHEN INC. 1998 STOCK PLAN


         I, ROBERT W. PITTMAN, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the When Inc. 1998 Stock Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of April, 1999.


                                                     /s/ROBERT W. PITTMAN
                                                     Signature

                                POWER OF ATTORNEY
                                       FOR
                            WHEN INC. 1998 STOCK PLAN


         I, JAMES F. MACGUIDWIN, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the When Inc. 1998 Stock Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of April, 1999.



                                                     /s/JAMES F. MACGUIDWIN
                                                     Signature


                                POWER OF ATTORNEY
                                       FOR
                            WHEN INC. 1998 STOCK PLAN

         I, JAMES L. BARKSDALE, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the When Inc. 1998 Stock Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of April, 1999.


                                                     /s/JAMES L. BARKSDALE
                                                     Signature

                                POWER OF ATTORNEY
                                       FOR
                            WHEN INC. 1998 STOCK PLAN

         I, FRANK J. CAUFIELD, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the When Inc. 1998 Stock Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of April, 1999.


                                                     /s/FRANK J. CAUFIELD
                                                     Signature

                                POWER OF ATTORNEY
                                       FOR
                            WHEN INC. 1998 STOCK PLAN

         I, ALEXANDER M. HAIG, JR., whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the When Inc. 1998 Stock Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of April, 1999.

                                                     /s/ALEXANDER M. HAIG, JR.
                                                     Signature


                                POWER OF ATTORNEY
                                       FOR
                            WHEN INC. 1998 STOCK PLAN

         I, WILLIAM N. MELTON, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the When Inc. 1998 Stock Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of April, 1999.

                                                     /s/WILLIAM N. MELTON
                                                     Signature


                                POWER OF ATTORNEY
                                       FOR
                            WHEN INC. 1998 STOCK PLAN

         I, THOMAS MIDDELHOFF, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the When Inc. 1998 Stock Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of April, 1999.


                                                     /s/THOMAS MIDDELHOFF
                                                     Signature


                                POWER OF ATTORNEY
                                       FOR
                            WHEN INC. 1998 STOCK PLAN

         I, COLIN L. POWELL, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the When Inc. 1998 Stock Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of April, 1999.


                                                     /s/COLIN L. POWELL
                                                     Signature

                                POWER OF ATTORNEY
                                       FOR
                            WHEN INC. 1998 STOCK PLAN

         I, FRANKLIN D. RAINES, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance under the When Inc. 1998 Stock Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of April, 1999.


                                                     /s/FRANKLIN D. RAINES
                                                     Signature